UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 28, 2015

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

On September 28 - 29, 2015, members of NextEra Energy, Inc.'s (NextEra Energy) senior executive management team plan to discuss, at various investor meetings and through participation at the Wolfe Research Power & Gas Leaders Conference on September 29, 2015 in New York, New York, among other topics, reaffirmation of NextEra Energy's previously disclosed 2015, 2016 and 2018 adjusted earnings per share expectations, as well as its average adjusted earnings per share growth expectations of approximately 6-8% per year through 2018 from a 2014 adjusted earnings per share base. NextEra Energy's previously disclosed adjusted earnings per share expectations for 2015, 2016 and 2018 are as follows:

2015	$5.40 - $5.70
2016	$5.85 - $6.35
2018	$6.60 - $7.10

The adjusted earnings per share expectations exclude the cumulative effect of adopting new accounting standards, the unrealized mark-to-market effect of non-qualifying hedges, as well as net other than temporary impairment losses on securities held in NextEra Energy Resources, LLC's (NextEra Energy Resources) nuclear decommissioning funds, none of which can be determined at this time, and operating results from the solar thermal facilities in Spain and merger-related expenses. NextEra Energy Resources is an indirect wholly-owned subsidiary of NextEra Energy. In addition, NextEra Energy's adjusted earnings per share expectations assume, among other things: normal weather and operating conditions; continued recovery of the national and the Florida economy; supportive commodity markets; current forward curves; public policy support for wind and solar development and construction; market demand and transmission expansion to support wind and solar development; access to capital at reasonable cost and terms; no divestitures other than NextEra Energy Partners, LP or acquisitions; no adverse litigation decisions; and no changes to governmental tax policy or incentives. NextEra Energy's adjusted earnings per share expectations should be viewed in conjunction with NextEra Energy's cautionary statements and risk factors set forth below. Adjusted earnings do not represent a substitute for net income, as prepared in accordance with generally accepted accounting principles.

Investors and other interested parties can access a copy of the presentation materials at www.NextEraEnergy.com/investors.

Cautionary Statements and Risk Factors That May Affect Future Results

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (together with its subsidiaries, NextEra Energy) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's control. Forward-looking statements in this Form 8-K include, among others, statements concerning adjusted earnings per share expectations and future operating performance, and statements concerning future dividends. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and its business and financial condition are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, or may require it to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, the following: effects of extensive regulation of NextEra Energy's business operations; inability of NextEra Energy to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory and economic factors on regulatory decisions important to NextEra Energy; disallowance of cost recovery based on a finding of imprudent use of derivative instruments; effect of any reductions to or elimination of governmental incentives that support utility scale renewable energy projects or the imposition of additional taxes or assessments on renewable energy; impact of new or revised laws, regulations or interpretations or other regulatory initiatives on NextEra Energy; effect on NextEra Energy of potential regulatory action to broaden the scope of regulation of over-the-counter (OTC) financial derivatives and to apply such regulation to NextEra Energy; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NextEra Energy; effects on NextEra Energy of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of its operations; effect on NextEra Energy of changes in tax laws and in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy of adverse results of litigation; effect on NextEra Energy of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy resulting from risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements; risks involved in the operation and maintenance of electric generation, transmission and distribution facilities, gas infrastructure facilities and other facilities; effect on NextEra Energy of a lack of growth or slower growth in the number of customers or in customer usage; impact on NextEra Energy of severe weather and other weather conditions; threats of terrorism and catastrophic events that could result from terrorism, cyber attacks or other attempts to disrupt NextEra Energy's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NextEra Energy against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low gas and oil prices could impact NextEra Energy’s gas infrastructure business and cause NextEra Energy to delay or cancel certain gas infrastructure projects and for certain existing projects to be impaired, risk of increased operating costs resulting from unfavorable supply costs necessary to provide full energy and capacity requirement services; inability or failure to manage properly or hedge effectively the commodity risk within its portfolio; potential volatility of NextEra Energy's results of operations caused by sales of power on the spot market or on a short-term contractual basis; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's risk management tools associated with its hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas; exposure of NextEra Energy to credit and performance risk from customers, hedging counterparties and vendors; failure of counterparties to perform under derivative contracts or of requirement for NextEra Energy to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's information technology systems; risks to NextEra Energy's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in OTC markets; impact of negative publicity; inability to maintain, negotiate or renegotiate acceptable franchise agreements; increasing costs of health care plans; lack of a qualified workforce or the loss or retirement of key employees; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; NextEra Energy Partners, LP’s (NEP's) acquisition of NET Holdings Management, LLC (NET Midstream) and other future acquisitions by NEP may not be completed and, even if completed, NextEra Energy may not realize the anticipated benefits of such acquisitions; environmental, health and financial risks associated with ownership and operation of nuclear generation facilities; liability of NextEra Energy for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures at nuclear generation facilities resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any owned nuclear generation units through the end of their respective operating licenses; liability for increased nuclear licensing or compliance costs resulting from hazards, and increased public attention to hazards, posed to owned nuclear generation facilities; risks associated with outages of owned nuclear units; effect of disruptions, uncertainty or volatility in the credit and capital markets on NextEra Energy's ability to fund its liquidity and capital needs and meet its growth objectives; inability to maintain current credit ratings; impairment of liquidity from inability of credit providers to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's investments; effect of inability of NextEra Energy subsidiaries to pay upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; the fact that the amount and timing of dividends payable on NextEra Energy's common stock, as well as the dividend policy approved by NextEra Energy's board of directors from time to time, and changes to that policy, are within the sole discretion of NextEra Energy's board of directors and, if declared and paid, dividends may be in amounts that are less than might be expected by shareholders; and effect of disruptions, uncertainty or volatility in the credit and capital markets of the market price of NextEra Energy's common stock. NextEra Energy discusses these and other risks and uncertainties in its annual report on Form 10-K for the year ended December 31, 2014 and other SEC filings, and this Form 8-K should be read in conjunction with such SEC filings made through the date of this Form 8-K. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NextEra Energy undertakes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 28, 2015

NEXTERA ENERGY, INC.
(Registrant)

CHRIS N. FROGGATT
Chris N. Froggatt Vice President, Controller and Chief Accounting Officer of NextEra Energy, Inc.

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